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                                                            EXHIBIT 23.3


                             CONSENT OF COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-1 of Focal, Inc.

                                   ARNALL GOLDEN & GREGORY, LLP

                                   /s/ Arnall Golden & Gregory, LLP
October 21, 1997
Atlanta, Georgia